General	12 Months Ended
Dec. 31, 2015
General [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	Kornit Digital Ltd. (the “Company”) was incorporated in 2002 under the laws of the State of Israel. The Company and its subsidiaries develop, design and market digital printing solutions for the global printed textile industry. The Company’s and its subsidiaries’ solutions are based on their proprietary digital textile printing systems, ink and other consumables, associated software and value added services.

b.	The Company has established wholly-owned subsidiaries in Israel, the United States, Germany and Hong Kong. The Company's subsidiaries are engaged primarily in sales, and marketing, except for the Israeli subsidiary which is engaged primarily in research and development and manufacturing.

c.	Initial Public Offering:

On April 8, 2015, the Company closed its initial public offering (“IPO”) whereby 8,165,000 ordinary shares were sold by the Company to the public (inclusive of 1,065,000 ordinary shares pursuant to the full exercise of an overallotment option granted to the underwriters). The aggregate net proceeds received by the Company from the offering were $73,519, net of underwriting discounts and commissions and offering expenses all of which have already been paid by the Company. Upon the closing of the IPO, all of the Company’s outstanding preferred shares automatically converted into 12,628,741 ordinary shares.

d.	The Company depends on three major suppliers to supply certain components for the production of its products. If one of these suppliers fails to deliver or delays the delivery of the necessary components, the Company will be required to seek alternative sources of supply. A change in these suppliers could result in manufacturing delays, which could cause a possible loss of sales and, consequently, could adversely affect the Company's results of operations and financial position.